Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial information presents the unaudited pro forma condensed combined balance sheets and statement of operations based upon the combined historical financial statements of Helix TCS, Inc. (the “Company” or “Helix”), and Bio-Tech Medical Software, Inc. (“BioTrackTHC”) after giving effect to the business combination between Helix and BioTrackTHC and adjustments described in the accompanying notes.

The unaudited pro forma condensed combined balance sheets of BioTrackTHC and the Company, as of March 31, 2018, has been prepared to reflect the effects of the BioTrackTHC acquisition as if it occurred on January 1, 2017. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2017 and the three months ended March 31, 2018 combine the historical results and operations of BioTrackTHC and the Company giving effect to the transaction as if it occurred on January 1, 2017.

The unaudited pro forma condensed combined financial information should be read in conjunction with the audited and unaudited historical financial statements of each of Helix and BioTrackTHC and the notes thereto.  Additional information about the basis of presentation of this information is provided in Note 2 hereto.

The unaudited pro forma condensed combined financial information was prepared in accordance with Article 11 of Regulation S-X.  The unaudited pro forma adjustments reflecting the transaction have been prepared in accordance with business combination accounting guidance as provided in Accounting Standards Codification 805 and reflect the preliminary allocation of the purchase price to the acquired assets and liabilities based upon the preliminary estimate of fair values, using the assumptions set forth in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is provided for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been completed as of the dates set forth above, nor is it indicative of the future results or financial position of the combined company.  In connection with the pro forma financial information, the Company allocated the purchase price using its best estimates of fair value.  Accordingly, the pro forma acquisition price adjustments are preliminary and subject to further adjustments as additional information becomes available and as additional analyses are performed.  The unaudited pro forma condensed combined financial information also does not give effect to the potential impact of current financial conditions, any anticipated synergies, operating efficiencies or cost savings that may result from the transaction or any integration costs.  Furthermore, the unaudited pro forma condensed combined statements of operations do not include certain nonrecurring charges and the related tax effects which result directly from the transaction as described in the notes to the unaudited pro forma condensed combined financial information.

HELIX TCS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEETS

AS OF MARCH 31, 2018

(UNAUDITED)

	Helix	Bio-Tech Medical Software, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined
ASSETS
Current assets:
Cash	$378,538	$745,733	$(413,660)	(a), (b)	$710,611
Accounts receivable, net	673,908	73,965	54,462	(a)	802,335
Work-in-process	-	71,797	(71,797)	(a)	-
Prepaid expenses	-	163,358	188,257	(a)	351,615
Total current assets	1,052,446	1,054,853	(242,738)		1,864,561

Property and equipment, net	165,451	70,766	1,486	(a)	237,703
Intangible assets, net	2,872,683	19,500	13,317,547	(c)	16,209,730
Goodwill	-	-	39,135,007	(a)	39,135,007
Deposits and other assets	83,042	-	-		83,042
Total assets	$4,173,622	$1,145,119	$52,211,302		$57,530,043

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$479,195	$445,482	$(221,901)	(a)	$702,776
Advances from related parties	80,250	-	-		80,250
Billings in excess of costs	53,598	-	-		53,598
Deferred rent	6,087	-	-		6,087
Notes payable, current portion	8,260	-	-		8,260
Obligation pursuant to acquisition	351,560	-	-		351,560
Convertible note payable, net of discount	235,377	-	-		235,377
Note payable - related party	125,000	-	-		125,000
Warrant obligations	1,452,890	-	-		1,452,890
Customer deposits	-	95,153	357,388	(a)	452,541
Sales Tax Payable	-	19,718	(19,718)	(a)	-
Total current liabilities	2,792,217	560,353	115,769		3,468,339

Long-term liabilities:
Notes payable, net of current portion	89,460	-	-		89,460
Total long-term liabilities	89,460	-	-		89,460

Total liabilities	2,881,677	560,353	115,769		3,557,799

Shareholders’ equity:
Preferred stock (Class A)	1,000	5,000,000	(5,000,000)	(d)	1,000
Preferred stock (Class B)	13,784	-	-		13,784
Common stock	29,857	28,682	9,503	(d)	68,042
Additional paid-in capital	19,927,689	1,279,078	56,234,770	(d)	77,441,537
Accumulated deficit	(18,680,385)	(5,722,994)	851,260	(e)	(23,552,119)
Total shareholders’ equity	1,291,945	584,766	52,095,533		53,972,244
Total liabilities and shareholders’ equity	$4,173,622	$1,145,119	$52,211,302		$57,530,043

See accompanying notes to the unaudited pro forma condensed combined financial statements

2

HELIX TCS, INC.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE QUARTER ENDED MARCH 31, 2018

(UNAUDITED)

	Helix	Bio-Tech Medical Software, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue	$1,128,338	$1,773,136	$-		$2,901,474
Cost of revenue	790,705	697,362	-		1,488,067
Gross margin	337,633	1,075,774	-		1,413,407

Operating expenses:
General and administrative	$347,880	$432,450	$-		$780,330
Salaries and wages	866,320	613,849	-		1,480,169
Professional and legal fees	619,759	48,101	-		667,860
Depreciation and amortization	198,903	21,544	934,219	(f)	1,154,666
Total operating expenses	2,032,862	1,115,944	934,219		4,083,025

Loss from operations	(1,695,229)	(40,170)	(934,219)		(2,669,618)

Other income (expense):
Change in fair value of convertible note	$577,016	$-	$-		$577,016
Change in fair value of note payable - related party	118,506	-	-		118,506
Change in fair value of warrant obligations	976,679	-	-		976,679
Interest (expense) income	(17,933)	27	-		(17,906)
Loss on impairment of Goodwill	(664,329)	-	-		(664,329)
Gain on reduction of obligation pursuant to acquisition	266,613	-	-		266,613
Other income, net	1,256,552	27	-		1,256,579

Net loss	$(438,677)	$(40,143)	$(934,219)		$(1,413,039)

Convertible preferred stock beneficial conversion feature accreted as a deemed dividend	(14,998,505)	-	-		(14,998,505)

Net loss attributable to common shareholders	$(15,437,182)	$(40,143)	$(934,219)		$(16,411,544)

Net loss per common share - basic and diluted	$(0.53)	$-	$(0.02)		$(0.24)

Weighted average common shares outstanding - basic and diluted	29,076,641	-	38,184,985		67,261,626

See accompanying notes to the unaudited pro forma condensed combined financial statements

3

HELIX TCS, INC.

PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

(UNAUDITED)

	Helix	Bio-Tech Medical Software, Inc.	Pro Forma Adjustments	Notes	Pro Forma Combined

Revenue	$4,029,800	$7,787,483	$-		$11,817,283
Cost of revenue	2,885,459	3,141,143	-		6,026,602
Gross margin	1,144,341	4,646,340	-		5,790,681

Operating expenses:
Selling, general and administrative	$1,019,091	$1,831,390	$-		$2,850,481
Salaries and wages	1,020,812	2,646,745	-		3,667,557
Professional and legal fees	1,857,856	433,223	-		2,291,079
Depreciation and amortization	477,364	86,636	3,820,891	(f)	4,384,891
Total operating expenses	4,375,123	4,997,994	3,820,891		13,194,008

Loss from operations	(3,230,782)	(351,654)	(3,820,891)		(7,403,327)

Other income (expense):
Change in fair value of convertible note	$(1,201,004)	$-	$-		$(1,201,004)
Change in fair value of convertible note - related party	31,068	-	-		31,068
Change in fair value of obligation to issue warrants	590,436	-	-		590,436
Interest (expense) income	(674,313)	269	-		(674,044)
Loss on sale of assets	(2,232)	-	-		(2,232)
Loss on extinguishment of debt	(4,611,395)	-	-		(4,611,395)
Loss on induced conversion of convertible notes	(1,503,876)	-	-		(1,503,876)
Other (expense) income, net	(7,371,316)	269	-		(7,371,047)

Net loss	(10,602,098)	(351,385)	(3,820,891)		(14,774,374)

Convertible preferred stock beneficial conversion feature accreted as a deemed dividend	(21,976,881)	-	-		(21,976,881)

Net loss attributable to common shareholders	$(32,578,979)	$(351,385)	$(3,820,891)		$(36,751,255)

Net loss per common share - basic and diluted	$(1.14)	$-	$(0.10)		$(0.55)

Weighted average common shares outstanding - basic and diluted	28,612,727	-	38,184,985		66,797,712

 See accompanying notes to the unaudited pro forma condensed combined financial statements

4

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1. Description of Transaction

On March 3, 2018, Helix TCS, Inc. (“Parent” or the “Company”) and its wholly owned subsidiary, Helix Acquisition Sub, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bio-Tech Medical Software, Inc. ( “BioTrackTHC”) and Terence J. Ferraro, as the representative of the BioTrackTHC shareholders (the “Securityholder Representative”). Pursuant to the Merger Agreement, Merger Sub merged with and into BioTrackTHC, with BioTrackTHC surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), the Company issued to the BioTrackTHC stockholders an amount of unregistered shares of the Company’s common stock and assumed options and warrants to acquire shares of the Company’s common stock so that the BioTrackTHC stockholders and optionholders owned 48% of the Company on a fully diluted basis immediately after the Effective Time. In particular, at the Effective Time, each share of BioTrackTHC Series A Preferred Stock and each share of BioTrackTHC common stock issued and outstanding immediately prior to the Effective Time (excluding any shares cancelled pursuant to the Merger Agreement and dissenting shares) automatically converted into that number of shares of Company common stock specified in the Merger Agreement. Also, at the Effective Time, all issued and outstanding options and warrants to purchase shares of BioTrackTHC common stock that did not otherwise terminate or expire by their terms converted into options and warrants to purchase shares of the Company’s common stock upon the same terms as provided in those options and warrants, subject to share and price adjustments as provided in the Merger Agreement. The Company also assumed at the Effective Time all outstanding BioTrackTHC restricted stock purchase agreements or other agreements providing for risk of forfeiture of issued and outstanding shares of BioTrackTHC common stock, subject to share and price adjustments as provided in the Merger Agreement.

To secure the indemnification obligations of the BioTrackTHC shareholders to the Company under the Merger Agreement, 4% of the Company shares issued to the BioTrackTHC shareholders were held back and the Company is entitled to retain such number of the holdback shares as necessary to satisfy those indemnification obligations. Any holdback shares that remain after satisfaction of any indemnification obligations will be released 18 months after the closing date of the Merger.

On June 1, 2018 (the “Closing Date”), in connection with closing the Merger, the Company issued 38,184,985 unregistered shares of its common stock to BioTrackTHC stockholders, of which 1,852,677 shares were held back to satisfy indemnification obligations in the Merger Agreement, if necessary. The Company also assumed the Bio-Tech Medical Software, Inc. 2014 Stock Incentive Plan (“BioTrackTHC Stock Plan”), pursuant to which options exercisable in the amount of 8,132,410 shares of common stock are outstanding. As a result, BioTrackTHC stockholders and optionholders own 48% of the Company on a fully diluted basis as of the closing date.

5

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

2. Basis of Presentation

The historical financial information has been adjusted to give pro forma effect to events that are (i) directly attributable to the transaction, (ii) factually supportable, and (iii) with respect to the unaudited pro forma condensed combined balance sheets and unaudited pro forma condensed combined statements of operations, expected to have a continuing impact on the combined results.

3. Consideration Transferred

In consideration of the interests, the Company issued 38,184,985 unregistered shares of Company common stock to BioTrackTHC stockholders, of which 1,852,677 shares were held back to satisfy indemnification obligations in the Merger Agreement, if necessary. The Company also assumed options exercisable for 8,132,410 shares of Company common stock under the BioTrackTHC Stock Plan.

The purchase price is calculated as follows:

Base Price - Common Stock	$44,905,542
Base Price - Stock Options	12,646,491
Total consideration	$57,552,033

6

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

4. Preliminary Purchase Price Allocation

A summary of the preliminary purchase price allocation is as follows:

Description	Fair Value	Weighted Average Useful Life (in years)

Assets acquired:
Cash	$448,697
Accounts receivable	128,427
Prepaid expenses	351,615
Property, plant and equipment, net	72,252
Customer list	8,304,449	5
Software	9,321,627	4.5
Tradename	466,081	4.5
Goodwill	39,135,007
Total assets acquired	$58,228,155

Liabilities assumed:
Accounts payable	$223,581
Other liabilities	452,541
Total liabilities assumed	676,122
Estimated fair value of net assets acquired:	$57,552,033

7

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

 5. BioTrackTHC – Pro Forma Adjustments

(a)	Adjustments represent the preliminary fair market value assigned to the assets and liabilities acquired in the BioTrackTHC acquisition. The Company acquired the assets and liabilities of BioTrackTHC for a purchase price of approximately $57,552,033, as discussed in Notes 3 and 4 above.
(b)	To adjust for transaction costs related to expenses incurred in conjunction with the BioTrackTHC acquisition. These costs relate to accounting and legal expenses and are considered to be non-recurring in nature. As such, an adjustment will be recorded to reflect the $116,624 of transaction costs in Cash and Retained Earnings within the March 31, 2018 Balance Sheet.
(c)	Adjustments represent the preliminary fair market value related to the identifiable intangible assets acquired in the BioTrackTHC acquisition less amortization expense of $3,820,891 for the year ended December 31, 2017 and $934,219 for the three months ended March 31, 2018, for a total amortization expense of $4,755,110. Amortization expense is recognized on a straight-line basis over the useful life of the intangible assets.
(d)	Adjustment to preferred stock (Class A), common stock and additional paid-in capital (“APIC”) represents the closing out of BioTrackTHC’s outstanding equity. The adjustment also represents the estimated fair value of the common stock and stock options issued as part of the acquisition.

Details	Preferred Stock (Class A)	Common Stock	APIC
Adjustment to reverse BioTrackTHC’s Preferred Stock (Class A)	$(5,000,000)	$-	$-
Adjustment to reverse BioTrackTHC’s common stock	-	(28,682)	-
Adjustment reflects the estimated fair value of the common stock issued to acquire BioTrackTHC	-	38,185	-
Adjustment to reverse BioTrackTHC’s APIC	-	-	(1,279,078)
Adjustment reflects the estimated fair value of the common stock and stock options issued to acquire BioTrackTHC	-	-	57,513,848
Total	$(5,000,000)	$9,503	$56,234,770

(e)	Adjustment reflects an increase to remove BioTrackTHC’s accumulated deficit, partially offset by a decrease related to the transaction costs incurred by the Company related to the BioTrackTHC acquisition and a decrease relating to the amortization expenses associated with the acquired intangible assets. See table below for details on the adjustments to the accumulated deficit:

Details	Accumulated Deficit
Adjustment to reverse BioTrackTHC’s accumulated deficit	$5,722,994
Adjustment reflects the transaction costs incurred to acquire BioTrackTHC	(116,624)
Adjustment reflects amortization expense for the year ended December 31, 2017 associated with the acquired intangible assets	(3,820,891)
Adjustment reflects amortization expense for the three months ended March 31, 2018 associated with the acquired intangible assets	(934,219)
Total	$851,260

(f)	Reflects the preliminary adjustment for the amortization expense associated with the fair value of the identifiable intangible assets acquired in the BioTrackTHC acquisition, over their estimated useful lives.